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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 --------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 1996

                          ROADMASTER INDUSTRIES, INC.
             (Exact name of Registrant as Specified in its Charter)


                                 --------------


         DELAWARE                         0-16482                 84-105239
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             250 SPRING STREET, N.W
                                 SUITE 3 SOUTH
                             ATLANTA, GEORGIA 30303
                                 (404) 586-9000

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 --------------

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
ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported, on January 19, 1996, Roadmaster Industries, Inc. (the "Company") entered into a binding letter of intent with Brunswick Corporation ("Brunswick"), pursuant to which Brunswick is to acquire all of the assets of the Company's Nelson/Weather-Rite, Inc. ("NWR") subsidiary for $120,000,000 in cash or the assumption of bank debt acceptable to the Company or a combination thereof. Such letter of intent was approved by the Company's Board of Directors on January 19, 1996. Subsequent to the Company's initial report on Form 8-K reporting such events, on January 22, 1996, the Company entered into a binding agreement to sell the assets of NWR to Brunswick. The sale includes the purchase of all the assets, and the assumption of accounts payable and accrued liabilities which totaled $8.5 million at December 31, 1995. Such transaction was consummated on March 8, 1996. The final purchase price is subject to ordinary post closing adjustments based on closing working capital levels. The Company used the net proceeds to reduce its outstanding revolving credit facility by approximately $110 million. Pending final purchase price adjustments, the Company expects a pretax gain of more than $25 million to be recognized in the first quarter of 1996.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         The information required by Item 7 is set forth below.






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                  ROADMASTER INDUSTRIES INC. AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                              dollars in thousands


                                                                          PRO FORMA ADJUSTMENTS
                                                   ROADMASTER             ---------------------
                                                INDUSTRIES, INC.    NELSON/WEATHER-RITE
                                                      AS OF                AS OF         OTHER PRO FORMA        PRO FORMA
                                                DECEMBER 31, 1995    DECEMBER 31, 1995     ADJUSTMENTS            TOTAL
                                                -----------------   -------------------  ---------------        ---------
ASSETS:
Current Assets:
  Cash and cash equivalents                        $  8,417                   (469)                             $  7,948
  Accounts and notes receivable, net                188,573                (20,557)                              168,016
  Inventories                                       166,743                (29,835)                              136,908
  Prepaid expenses and other assets                   6,441                   (479)                                5,962
  Deferred income taxes                               6,232                  1,309                                 7,541
  Prepaid income taxes                               30,180                  1,739         (11,517)(4)            20,402
                                                   --------                                                     --------
       Total current assets                         406,586                                                      346,777

Property, plant and equipment                       101,773                 (1,321)                              100,452
  Less-Accumulated depreciation                     (25,300)                   339                               (24,961)
                                                   --------                                                     --------
       Net property, plant and equipment             76,473                                                       75,491

Deferred income taxes                                     0                      0                                     0

Investment in equity securities                       1,809                    (81)                                1,728

Deferred financing and acquisition charges           23,847                      0                                23,847
Goodwill and other intangible assets                 63,933                (40,716)            477 (5)            23,694
Long-term trade receivables                           1,639                   (445)                                1,194
Other long-term assets                                2,820                   (591)                                2,229
                                                   --------                                                     --------

Total Assets                                       $577,107                                                     $474,960
                                                   ========                                                     ========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
  Revolving lines of credit                        $ 85,402                (27,427)        (39,821)(3)          $ 27,532
                                                                                             9,686 (2)
                                                                                              (308)(6)
  Current portion of long-term debt                   1,519                      0                                 1,519
  Accounts payable                                   97,368                 (5,743)                               91,625
  Accrued expenses                                   48,213                 (2,760)                               45,453
  Intercompany payable                                    0                 (3,282)          3,282 (7)                 0
                                                   --------                                                     --------
       Total current liabilities                    232,502                                                      166,129

Long-term liabilities:
  Revolving lines of credit                         132,200                      0         (52,752)(3)            79,448
  Long-term debt                                    147,388                      0                               147,388
  Deferred income taxes                               3,145                   (155)                                2,990
  Other long-term liabilities                         6,348                   (251)                                6,097
                                                   --------                                                     --------
       Total long-term liabilities                  289,081                                                      235,923

Stockholders' Equity:
  Preferred stock                                         0                      0                                     0
  Common stock                                          540                      0                                   540
  Additional paid-in capital                        103,574                      0                               103,574
  Retained (loss) earnings                          (35,412)                     0          31,354 (1)           (18,072)
                                                                                            (1,047)(8)
                                                                                           (11,517)(4)
                                                                                            (1,450)(7)
  Treasury stock                                    (10,563)                                                     (10,563)
  Deferred compensation                              (2,896)                                                      (2,896)
  Net unrealized gain on equity securities              281                     44                                   325
                                                   --------                                                     --------
       Total stockholders' equity                    55,524                                                       72,908
                                                   --------                                                     --------

Total liabilities and stockholders' equity         $577,107                                                     $474,960
                                                   ========                                                     ========




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- ------------------------
(1)    Represents the pre-tax gain on the sale.

(2) Represents the costs associated with predominantly legal, accounting, banking and other out-of-pocket costs related to the sale of Nelson/Weather-Rite.

(3) Represents the reduction of revolving lines of credit resulting from the cash consideration received on the sale.

(4) Represents the effect of income taxes on entries (1) and (2) based on the statutory rate of 38%.

(5)    Represents the transfer of debt financing costs to the Parent.

(6) Represents the elimination of debt incurred by the Parent relative to a subsidiary of Nelson/Weather-Rite.

(7)    Represents the elimination of intercompany accounts.

(8) Represents the adjustment to equity for the elimination of the administrative fee charged by Parent.



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
                  ROADMASTER INDUSTRIES INC. AND SUBSIDIARIES

              PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                   dollars in thousands except per share data


                                                                                 PRO FORMA ADJUSTMENTS
                                                       ROADMASTER       -------------------------------------
                                                   INDUSTRIES, INC.     NELSON/WEATHER-RITE
                                                         AS OF                 AS OF          OTHER PRO FORMA      PRO FORMA
                                                  DECEMBER 31, 1995      DECEMBER 31, 1995      ADJUSTMENTS          TOTAL
                                                  -----------------     -------------------   ---------------      ---------
Net sales                                               $730,875                 96,449                            $634,426
Cost of sales                                            644,268                 71,501                             572,767
                                                        --------                                                   --------
    Gross Profit                                          86,607                                                     61,659

Selling, general and administrative expenses              92,814                 15,384           (1,047)(1)         78,477

Impairment loss                                           23,500                      0                              23,500

Restructuring expense                                      7,521                      0                               7,521

Other expense, net:
    Interest                                              35,470                  3,181            7,970 (2)         24,319
    Other                                                  7,785                    911                               6,874
                                                        --------                                                   --------
                                                          43,255                                                     31,193

(Loss) earnings before income tax                        (80,483)                                                   (79,032)
Income tax expense                                       (29,479)                 2,212           (2,631)(3)        (29,060)
                                                        --------                                                   --------
    Net (loss) earnings                                 $(51,004)                                                  $(49,972)
                                                        ========                                                   ========

(Loss) per common share:
    Primary                                             $  (1.04)                                                  $  (1.02)
                                                        ========                                                   ========
    Fully diluted                                       $  (1.04)                                                  $  (1.02)
                                                        ========                                                   ========

Weighted average number of shares outstanding:
    Primary                                               49,004                                                     49,004
    Fully diluted                                         49,004                                                     49,004


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Note 1:  The pro forma income statement does not include the gain on the sale of Nelson/Weather-Rite, which is estimated to be $31,354 before income taxes based on the December 31, 1995 financial statements.

  (1) Represents the elimination of the administrative fee charged by the Parent.

  (2) Represents the elimination of interest expense related to the reduction of debt associated with the sale of Nelson/Weather-Rite.

  (3) Represents the tax effect of the administrative fee and interest expense at the statutory rate of 38%.

EXHIBITS

23.1             Consent of Arthur Andersen LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROADMASTER INDUSTRIES, INC.



Date:    April 26, 1996           By:  /s/ JEFF L. HINTON
                                     -------------------------------------------
                                       Jeff L. Hinton
                                       Director of Plans, Programs and
                                       Corporate Development





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